Exhibit 10.24

April 15, 2014
KeyBank National Association,
individually and as Agent
4910 Tiedeman Road, 3rd Floor
Brooklyn, Ohio 44114
Attn: Amy L. MacLearie
KeyBank National Association,
individually and as Agent
127 Public Square, 8th Floor
Cleveland, Ohio 44114
Attn: Wayne Horvath, SVP
Ladies and Gentlemen:
Pursuant to the provisions of Section 2.11 of the Senior Secured Revolving Credit Agreement dated as of March 21, 2014, as from time to time in effect (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”), by and among American Realty Capital Healthcare Trust II Operating Partnership, L.P., a Delaware limited partnership (“Borrower”), KeyBank National Association (“KeyBank”), as Agent, and each of the financial institutions initially a signatory to the Credit Agreement together with their assignees pursuant to Section 18 of the Credit Agreement (collectively, the “Existing Lenders” and each individually a “Existing Lender”), the Borrower hereby requests an increase in the Total Commitment (as defined in the Credit Agreement) as further set forth below.
1.In connection with the request for such increase, the Borrower hereby certifies as follows:
(a)    Request for Increase. The Borrower hereby requests an increase of the Total Commitment from $50,000,000.00 to $200,000,000.00 pursuant to Section 2.11 of the Credit Agreement (the “Increase”).
(b)    Certifications. In connection with the Increase, the Borrower and each Guarantor certifies that:
(i)    As of the date hereof and as of the effective date of the Increase, both immediately before and after giving effect to the Increase, there exists and shall exist no Default or Event of Default;
(ii)    As of the date hereof, the representations and warranties made by the Borrower and the Guarantors in the Loan Documents or otherwise made by or on behalf of the Borrower or the Guarantors in connection therewith or after the date thereof were true and correct in all material respects when made, are true and correct in all material respects as of the date hereof, and shall be true and correct in all material respects as of the effective date of the Increase, both immediately before and after giving effect to the Increase, as though such representations and warranties were made on and as of that date except that if any representation and warranty is as of a specific date, such representations and warranty shall be true and correct in all material respects as of such date; and
(iii)    Borrower has paid all fees required by the Agreement Regarding Fees and §2.11(d)(i) of the Credit Agreement.
(c)    Commitments. Borrower hereby acknowledges and agrees that as of the effective date of the Increase and following satisfaction of all conditions thereto as provided in Section 2.11 of the Credit Agreement, the amount of each Lender’s Commitment shall be the amount set forth on Schedule 1.1 attached hereto and the Total Commitment under the Credit Agreement will include the Increase. In connection with the Increase, Regions Bank (“Regions”), JPMorgan Chase Bank, N.A. (“JPMorgan”), and Capital One, National Association (“Capital One”; and Regions, JPMorgan and Capital One are hereinafter sometimes referred to individually as a “New Lender” and collectively as the “New Lenders”), shall each be issued a Revolving Credit Note in the principal face amount of

$50,000,000.00, and upon acceptance of such notes by the New Lenders, such notes will each be a “Note” under the Credit Agreement.
(d)    Swing Loan Commitment. Borrower hereby acknowledges and agrees that as of the effective date of the Increase and following satisfaction of all conditions thereto as provided in Section 2.11 of the Credit Agreement, the Swing Loan Commitment shall be increased from $5,000,000.00 to $20,000,000.00. In connection with the increase of the Swing Loan Commitment, KeyBank shall be issued a replacement Swing Loan Note in the principal face amount of $20,000,000.00 (the “Replacement Swing Loan Note”), and, upon acceptance of the Replacement Swing Loan Note by KeyBank, the Replacement Swing Loan Note will be the “Swing Loan Note” under the Credit Agreement. KeyBank will promptly return to Borrower the existing Swing Loan Note in the principal face amount of $5,000,000.00 marked “Cancelled.”
(e)    Other Conditions. All other conditions to the Increase set forth in Section 2.11 of the Credit Agreement have been satisfied.
2.    New Lender Agreements, Acknowledgements and Representations. By its signature below, each of the New Lenders, subject to the terms and conditions hereof, hereby agrees to perform all obligations with respect to its respective Commitment as if such New Lender were an original Lender under and signatory to the Credit Agreement having a Commitment, as set forth above, equal to its respective Commitment, which obligations shall include, but shall not be limited to, the obligation of such New Lender to make a Loan to the Borrower with respect to its Commitment as required under Section 2.1 of the Credit Agreement, and in any case the obligation to indemnify the Agent as provided therein. Each of the New Lenders makes and confirms to the Agent and the other Lenders all of the representations, warranties and covenants of a Lender under Section 14 of the Credit Agreement. Further, each New Lender acknowledges that it has, independently and without reliance upon the Agent, or on any affiliate or subsidiary thereof or any other Lender and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Credit Agreement. Each New Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Documents or pursuant to any other obligation. Except as expressly provided in the Credit Agreement, the Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide any of the New Lenders with any credit or other information with respect to the Borrower, the Guarantors or any of their respective Subsidiaries, or the Collateral or any other assets of the Borrower, the Guarantors or any of their respective Subsidiaries, or to notify any of the New Lenders of any Default or Event of Default. The New Lenders have not relied on the Agent as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder. Each of the New Lenders (i) represents and warrants that it is (1) legally authorized to enter into this agreement, and (2) an “accredited investor” (as such term is used in Regulation D of the Securities Act of 1933, as amended); (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement; (iii) appoints and authorizes the Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof; and (iv) agrees that it will become a party to and shall be bound by the Credit Agreement and the other Loan Documents to which the other Lenders are a party on the date hereof and will perform in accordance therewith all of the obligations which are required to be performed by it as a Lender. Each of the New Lenders acknowledges and confirms that its address for notices and Lending Office for Loans are as set forth on the signature pages hereto.
3.    Joint Lead Arrangers. As of the effective date of the Increase, KeyBanc Capital Markets, Inc., Regions Capital Markets, J.P. Morgan Securities LLC and Capital One shall be Joint Lead Arrangers under the Loan Documents and any and all references to the term “Arranger” in the Loan Documents shall be deemed to be references to each of such parties collectively and individually as the context may require.
4.    Co-Syndication Agents. As of the effective date of the Increase, Regions, JPMorgan and Capital One shall be Co-Syndication Agents under the Loan Documents.
5.    Definitions. Terms defined in the Credit Agreement are used herein with the meanings so defined.

IN WITNESS WHEREOF, we have hereunto set our hands this 15th day of April, 2014.
BORROWER:
AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P., a
Delaware limited partnership
By: AMERICAN REALTY CAPITAL
HEALTHCARE TRUST II, INC., a
Maryland corporation, its general partner
By: /s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: President

GUARANTOR:
AMERICAN REALTY CAPITAL HEALTHCARE TRUST II, INC., a Maryland corporation
By:    /s/ Edward M. Weil, Jr.
Name:    Edward M. Weil, Jr.
Title:     President

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REGIONS:
REGIONS BANK, as a Lender
By: /s/ David Blevins
Name: David Blevins
Title: Vice President
(SEAL)

Lending Office (all Types of Loans):
Regions Bank
1900 5th Avenue North
Birmingham, Alabama 35203
Attention: David Blevins
Telecopy Number: (205) 801-0343
Telephone Number: (205) 264-7504

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JPMORGAN:
JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Rita Lai
Name: Rita Lai
Title: Authorized Signer
(SEAL)

Lending Office (all Types of Loans):
JPMorgan Chase Bank, N.A.
270 Park Avenue, Floor 45
New York, New York 10017-2014
Attention: Rita Lai
Telecopy Number: (646) 534-6301
Telephone Number: (212) 270-6254

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CAPITAL ONE:
CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By: /s/ Todd Gordon
Name: Todd Gordon
Title: Managing Director
(SEAL)

Lending Office (all Types of Loans):
Capital One, National Association
4445 Willard Avenue, 6th Floor
Chevy Chase, Maryland 20815
Attention: Danny Moore; Michael Mastronikolas
Telecopy Number: (301) 280-0299
Telephone Number: (301) 280-2596; (301) 280-0244

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ACKNOWLEDGED:

KEYBANK NATIONAL ASSOCIATION, as Agent

By: /s/ John Hyland
Name: John Hyland
Title: Closing Officer

SCHEDULE 1.1
LENDERS AND COMMITMENTS

Name and Address	Commitment	Commitment Percentage
KeyBank National Association 127 Public Square Cleveland, Ohio 44114-1306 Attention: Eric Hafertepen Telephone: 770-510-2138 Facsimile: 770-510-2195	$50,000,000.00	25.00%
LIBOR Lending Office Same as Above
Regions Bank 1900 5th Avenue North Birmingham, Alabama 35203 Attention: David Blevins Telephone: 205-264-7504 Facsimile: 205-801-0343	$50,000,000.00	25.00%
LIBOR Lending Office Same as Above
JPMorgan Chase Bank, N.A. 270 Park Avenue, Floor 45 New York, New York 10017-2014 Attention: Rita Lai Telephone: 212-270-6254 Facsimile: 646-534-6301	$50,000,000.00	25.00%
LIBOR Lending Office Same as Above
Capital One, National Association 4445 Willard Avenue, 6th Floor Chevy Chase, Maryland 20815 Attention: Danny Moore and Michael Mastronikolas Telephone: 301-280-2596; 301-280-0244 Facsimile: 301-280-0299	$50,000,000.00	25.00%
LIBOR Lending Office Same as Above
TOTAL	$200,000,000.00	100%